                                                                   EXHIBIT 10.20


                               AMENDMENT SFY02-#01
                                     TO THE
                           1999 CONTRACT FOR SERVICES
                                     BETWEEN
                   TEXAS DEPARTMENT OF HUMAN SERVICES AND HMO

This Amendment No. SFY02-#01 is entered into between the Texas Department of Human Services (TDHS) and AMERIGROUP TEXAS, INC.(HMO), to amend the Contract for Services between the Texas Department of Human Services and HMO in the HARRIS COUNTY Service Area. The effective date of this amendment is September 1, 2001. The Parties agree to amend the Contract as follows:

1. Articles II, III, V, VI, VII, VII, X, XII, XIII, XV, XVI, XVIII and XIX are amended by adding the new BOLD & ITALICIZED language.

      2.0         DEFINITIONS

                  CHEMICAL DEPENDENCY TREATMENT FACILITY: A FACILITY LICENSED BY THE TEXAS COMMISSION ON ALCOHOL AND DRUG ABUSE (TCADA) UNDER SEC. 464.002 OF THE HEALTH AND SAFETY CODE TO PROVIDE CHEMICAL DEPENDENCY TREATMENT.

                  CHEMICAL DEPENDENCY TREATMENT: TREATMENT PROVIDED FOR A CHEMICAL DEPENDENCY CONDITION BY A CHEMICAL DEPENDENCY TREATMENT FACILITY, CHEMICAL DEPENDENCY COUNSELOR OR HOSPITAL

                  CHEMICAL DEPENDENCY CONDITION: A CONDITION WHICH MEETS AT LEAST THREE OF THE DIAGNOSTIC CRITERIA FOR PSYCHOACTIVE SUBSTANCE DEPENDENCE IN THE AMERICAN PSYCHIATRIC ASSOCIATION'S DIAGNOSTIC AND STATISTICAL MANUAL OF MENTAL DISORDERS (DSM
                  IV).

                  CHEMICAL DEPENDENCY COUNSELOR: AN INDIVIDUAL LICENSED BY TCADA UNDER SEC. 504 OF THE OCCUPATIONS CODE TO PROVIDE CHEMICAL DEPENDENCY TREATMENT OR A MASTER'S LEVEL THERAPIST (LMSW-ACP, LMFT OR LPC) OR A MASTER'S LEVEL THERAPIST (LMSW-ACP, LMFT OR
                  LPC) WITH A MINIMUM OF TWO YEARS OF POST LICENSURE EXPERIENCE IN CHEMICAL DEPENDENCY TREATMENT.

                  Experience rebate means: THE PORTION OF THE HMO'S NET INCOME BEFORE TAXES (FINANCIAL STATISTICAL REPORT) THAT IS RETURNED TO THE STATE IN ACCORDANCE WITH ARTICLE 13.2.1.

                  JOINT INTERFACE PLAN (JIP) MEANS A DOCUMENT USED TO COMMUNICATE BASIC SYSTEM INTERFACE INFORMATION OF THE TEXAS MEDICAID ADMINISTRATIVE SYSTEM (TMAS) AMONG AND ACROSS STATE TMAS CONTRACTORS AND PARTNERS SO THAT ALL ENTITIES ARE AWARE OF THE INTERFACES THAT AFFECT THEIR BUSINESS. THIS INFORMATION
                  INCLUDES: FILE STRUCTURE, DATA ELEMENTS, FREQUENCY, MEDIA, TYPE OF FILE, RECEIVER AND SENDER OF THE FILE, AND FILE I.D. THE JIP MUST INCLUDE EACH OF THE HMOS' INTERFACES REQUIRED TO CONDUCT STATE TMAS BUSINESS. THE JIP MUST ADDRESS THE


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                  COORDINATION WITH EACH OF THE CONTRACTOR'S INTERFACE PARTNERS
                  TO ENSURE THE DEVELOPMENT AND MAINTENANCE OF THE INTERFACE; AND THE TIMELY TRANSFER OF REQUIRED DATA ELEMENTS BETWEEN CONTRACTORS AND PARTNERS.

      3.5         RECORDS REQUIREMENTS AND RECORDS RETENTION

      3.5.8 THE USE OF MEDICAID FUNDS FOR ABORTION IS PROHIBITED UNLESS THE PREGNANCY IS THE RESULT OF A RAPE, INCEST, OR CONTINUATION OF THE PREGNANCY ENDANGERS THE LIFE OF THE WOMAN. A PHYSICIAN MUST CERTIFY IN WRITING THAT BASED ON HIS/HER PROFESSIONAL JUDGMENT, THE LIFE OF THE MOTHER WOULD BE ENDANGERED IF THE FETUS WERE CARRIED TO TERM. HMO MUST MAINTAIN A COPY OF THE CERTIFICATION FOR THREE YEARS.

      5.1.4 The HMO and the State shall develop and implement a method by which Legislative intent related to incentives to improve the quality of care in Long Term Care services and payment of providers delivering services to members is accomplished.

      6.6         BEHAVIORAL HEALTH CARE SERVICES - SPECIFIC REQUIREMENTS

      6.6.12 CHEMICAL DEPENDENCY TREATMENT MUST CONFORM TO THE STANDARDS SET FORTH IN THE TEXAS ADMINISTRATIVE CODE, TITLE 28, PART 1, SUBCHAPTER HH.

      6.8         TEXAS HEALTH STEPS (EPSDT)

      6.8.3 Provider Education and Training. HMO must provide appropriate training to all network providers and provider staff in the providers' area of practice regarding the scope of benefits available and the THSteps program. Training must include THSteps benefits, the periodicity schedule for THSteps checkups and immunizations, THE REQUIRED ELEMENTS OF A THSTEPS MEDICAL SCREEN, PROVIDING OR ARRANGING FOR ALL REQUIRED LAB SCREENING TESTS (INCLUDING LEAD SCREENING), and Comprehensive Care Program (CCP) services available under the THSteps program to Members under age 21 years. Providers must also be educated and trained regarding the requirements imposed upon the department and contracting HMOs under the Consent Decree entered in Frew vs. McKinney, et. Al., Civil Action No. 3:93CV65, in the United States District Court for the Eastern District of Texas, Paris Division. Providers should be educated and trained to treat each THSteps visit as an opportunity for a comprehensive assessment of the Member. HMO MUST REPORT PROVIDER EDUCATION AND TRAINING REGARDING THSTEPS IN ACCORDANCE WITH ARTICLE 7.4.4.

      6.14.15 HMO staff providing Care Coordination functions must be located within the STAR+PLUS Service Delivery Area.

      7.3         PROVIDER CONTRACTS

      7.3.5 TDHS reserves the right and retains the authority to make reasonable inquiry


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                  and conduct investigations into provider and Member complaints against HMO or any intermediary entity with whom HMO contracts to deliver health care services under this contract. TDHS may impose appropriate sanctions and contract remedies to ensure HMO compliance with the provisions of this contract.

      7.6         MEMBER PANEL REPORTS

                  HMO must furnish each PCP with a current list of enrolled Members enrolled or assigned to that Provider no later than 5 WORKING days after HMO receives the Enrollment File from the Enrollment Broker each month.

      7.8         PROVIDER QUALIFICATIONS - GENERAL

      7.8 CHEMICAL DEPENDENCY TREATMENT FACILITY: A FACILITY LICENSED BY THE TEXAS COMMISSION ON ALCOHOL AND DRUG ABUSE (TCADA) UNDER SEC. 464.002 OF THE HEALTH AND SAFETY CODE TO PROVIDE CHEMICAL DEPENDENCY TREATMENT.

                  CHEMICAL DEPENDENCY COUNSELOR: AN INDIVIDUAL LICENSED BY TCADA UNDER SEC. 504 OF THE OCCUPATIONS CODE TO PROVIDE CHEMICAL DEPENDENCY TREATMENT OR A MASTER'S LEVEL THERAPIST (LMSW-ACP, LMFT OR LPC) WITH A MINIMUM OF TWO YEARS OF POST-LICENSURE EXPERIENCE IN CHEMICAL DEPENDENCY TREATMENT.

      7.11        SPECIALTY CARE PROVIDERS

      7.11.1 HMO must maintain specialty providers, ACTIVELY SERVING WITHIN THAT SPECIALTY, including pediatric specialty providers AND CHEMICAL DEPENDENCY SPECIALTY PROVIDERS, within the network in sufficient numbers and areas of practice to meet the needs of all Members requiring specialty care services.

      7.12        SPECIAL HOSPITALS AND SPECIALTY CARE FACILITIES

      7.12.4 HMO must include all medically necessary specialty services through its network specialists, sub-specialists and specialty care facilities (e.g., children's hospitals, LICENSED CHEMICAL DEPENDENCY TREATMENT FACILITIES and tertiary care hospitals).

      8.2         MEMBER HANDBOOK

      8.2.1 HMO must mail each newly enrolled Member a Member Handbook no later than 5 WORKING days after HMO receives the Enrollment File. The Member Handbook must be written at a 4th - 6th grade reading comprehension level. The Member Handbook must contain all critical elements specified by TDHS. See Appendix D, Required Critical Elements, for specific details regarding content requirements. HMO must submit a Member Handbook to TDHS for approval prior to the effective date of the contract unless previously approved (see Article 3.4.1 regarding the process for plan materials review).


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      8.3         MEMBER ID CARDS

                  HMO must issue a Member Identification Card (ID) to the Member within 5 WORKING days from the date the HMO receives the monthly Enrollment File from the Enrollment Broker. The ID Card must include, at a minimum, the following: Member's name; Member's Medicaid number; either the issue date of the card or effective date of the PCP assignment; PCP's name, address, and telephone number; name of HMO; name of IPA to which the Member's PCP belongs, if applicable; the 24-hour, seven (7) day a week toll-free telephone number operated by HMO; the toll-free number for behavioral health care services; and directions for what to do in an emergency. The ID Card must be reissued if the Member reports a lost card, there is a Member name change, if Member requests a new PCP, or for any other reason which results in a change to the information disclosed on the ID Card.


      10.1        MODEL MIS REQUIREMENTS

      10.1.3 HMO must have a system that can be adapted to the change in Business Practices/Policies WITHIN THE TIMEFRAME NEGOTIATED BETWEEN TDHS AND THE HMO.

      10.1.3.1 HMO MUST NOTIFY TDHS OF MAJOR SYSTEMS CHANGES AND IMPLEMENTATIONS. HMO IS REQUIRED TO PROVIDE AN IMPLEMENTATION PLAN AND SCHEDULE OF PROPOSED SYSTEM CHANGE AT THE TIME OF THIS NOTIFICATION.

      10.1.3.2 The State CONDUCTS A SYSTEMS READINESS TEST TO VALIDATE THE CONTRACTOR'S ABILITY TO MEET THE MMIS REQUIREMENTS. THIS IS DONE THROUGH SYSTEMS DEMONSTRATION AND PERFORMANCE OF SPECIFIC MMIS AND SUBSYSTEM FUNCTIONS. THE SYSTEM READINESS TEST MAY INCLUDE A DESK REVIEW AND/OR AN ONSITE REVIEW AND IS CONDUCTED FOR THE FOLLOWING EVENTS:

                  - A NEW PLAN IS BROUGHT INTO THE PROGRAM
                  - AN EXISTING PLAN BEGINS BUSINESS IN A NEW SDA
                  - AN EXISTING PLAN CHANGES LOCATION
                  - AN EXISTING PLAN CHANGES THEIR PROCESSING SYSTEM

      10.1.3.3 DESK REVIEW. HMO MUST COMPLETE AND PASS SYSTEMS DESK REVIEW PRIOR TO ONSITE SYSTEMS TESTING CONDUCTED BY THE STATE.

      10.1.3.4 ONSITE REVIEW. HMO IS REQUIRED TO PROVIDE A DETAILED AND COMPREHENSIVE DISASTER AND RECOVERY PLAN, AND COMPLETE AND PASS AN ONSITE SYSTEMS FACILITY REVIEW DURING THE STATE'S ONSITE SYSTEMS TESTING.


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      10.1.3.5    HMO IS REQUIRED TO PROVIDE A CORRECTIVE ACTION PLAN IN
                  RESPONSE TO THE STATE'S SYSTEMS READINESS TESTING DEFICIENCIES NO LATER THAN 10 BUSINESS DAYS AFTER NOTIFICATION OF DEFICIENCIES BY TDHS.

      10.1.3.6 HMO IS REQUIRED TO PROVIDE REPRESENTATION TO ATTEND AND PARTICIPATE IN ANY MEDICAID MANAGED CARE SYSTEMS WORKGROUP.

      10.1.9 HMO MUST SUBMIT A JOINT INTERFACE PLAN (JIP) IN A FORMAT SPECIFIED BY TDHS. THE JIP WILL INCLUDE REQUIRED INFORMATION ON ALL CONTRACTOR INTERFACES THAT SUPPORT THE MEDICAID INFORMATION SYSTEMS. THE SUBMISSION OF THE JIP WILL BE IN COORDINATION WITH OTHER TMAS CONTRACTORS AND IS DUE NO LATER THAN 10 WORKING DAYS AFTER THE END OF EACH STATE FISCAL YEAR.

      10.3        ENROLLMENT ELIGIBILITY SUBSYSTEM

      (11) Send PCP assignment updates to the State OR ITS DESIGNEE, in the format specified by the State OR ITS DESIGNEE. UPDATES CAN BE SENT AS OFTEN AS DAILY BUT MUST BE SENT AT LEAST WEEKLY.

      10.7        UTILIZATION/QUALITY IMPROVEMENT SUBSYSTEM

                  (14) HMO must electronically transmit MDS-HC information on any Member living in the community and receiving long term care services. The MDS-HC should be submitted within 30 days of the initiation of long term care services. The MDS-HC must be updated annually.

      12.1        FINANCIAL REPORTS


      12.1.1 MCFS Report. HMO must submit the Managed Care Financial Statistical Report (MCFS) in the format provided by TDHS. The report must be submitted to TDHS no later than 30 days after the end of each state fiscal year quarter (i.e., Dec. 30, March 30, June 30, Sept. 30) and must include complete AND UPDATED financial and statistical information for each month OF THE STATE FISCAL YEAR-TO-DATE REPORTING PERIOD. The MCFS Report must be submitted for each claims processing subcontractor in accordance with this Article. HMO must incorporate financial and statistical data received by its delegated networks (IPAs, ANHCs, Limited Provider Networks) in its MCFS Report.

      12.1.4 Final MCFS Reports. HMO must file two Final Managed Care Financial-Statistical Reports AFTER THE END OF THE SECOND YEAR OF THE CONTRACT FOR THE FIRST TWO-YEAR PORTION OF THE CONTRACT AND AGAIN AFTER THE THIRD OF THE CONTRACT FOR THE THIRD YEAR (SECOND PORTION) OF THE CONTRACT. The first final report must reflect expenses incurred through the 90th day after the end of THE FIRST TWO-YEAR PORTION OF THE CONTRACT AND AGAIN AFTER THE END OF THE THIRD YEAR OF THE CONTRACT FOR THE THIRD YEAR (SECOND PORTION) OF THE CONTRACT. The first final report must be filed on


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                  or before the 120th day after the end of EACH PORTION OF the contract. The second final report must reflect data completed through the 334th day after the end of THE SECOND YEAR OF THE CONTRACT FOR THE FIRST TWO YEAR PORTION OF THE CONTRACT AND AGAIN AFTER THE END OF THE THIRD YEAR OF THE CONTRACT FOR THE THIRD YEAR (SECOND PORTION) OF THE CONTRACT and must be filed on or before the 365th day following the end of EACH PORTION OF the contract

      12.5        PROVIDER NETWORK REPORTS

      12.5.3 PCP ERROR REPORT. HMO MUST SUBMIT TO THE ENROLLMENT BROKER AN ELECTRONIC FILE SUMMARIZING CHANGES IN PCP ASSIGNMENTS. THE FILE MUST BE SUBMITTED IN A FORMAT SPECIFIED BY TDHS AND CAN BE SUBMITTED AS OFTEN AS DAILY BUT MUST BE SUBMITTED AT LEAST WEEKLY. WHEN HMO RECEIVES A PCP ASSIGNMENT ERROR REPORT/FILE, HMO MUST SEND CORRECTIONS TO TDHS OR ITS DESIGNEE WITHIN FIVE WORKING DAYS.

      13.1.2.1 Once HMO has received ITS capitation rates established by TDHS for the second year of this contract, HMO may terminate this contract as provided in Article 18.1.6. ONCE HMO HAS RECEIVED ITS PROPOSED CAPITATION RATES FROM TDHS FOR THE THIRD YEAR OF THIS CONTRACT, HMO MAY TERMINATE THIS CONTRACT AS PROVIDED IN
                  ARTICLE 18.1.6.

      13.1.8 HMO renewal rates reflect program increases appropriated by the 76th AND 77TH legislature for physician (to include THSteps providers) and outpatient facility services. HMO must report to TDHS any change in rates for participating physicians (to include THSteps providers) and outpatient facilities resulting from this increase. The report must be submitted to TDHS at the end of the first quarter of the FY2000, FY2001 AND FY2002 contract years according to the deliverables matrix schedule set for HMO.

      13.2        EXPERIENCE REBATE TO THE STATE

      13.2.1 For the contract Period. HMO must pay to TDHS an experience rebate calculated in accordance with the tiered rebate method listed below based on the excess of allowable HMO STAR+PLUS revenues over allowable HMO STAR+PLUS expenses as measured by any positive amount on the Final Managed Care Financial Statistical Report and confirmed by TDHS. TDHS reserves the right to have an independent audit performed to verify the information provided by HMO.

                                          Graduated Rebate

                   NET INCOME BEFORE TAXES
                     as a Percentage of
                          Revenues            HMO Share      State Share
                          --------            ---------      -----------
                         0% - 3%                100%              0%
                       Over 3% - 7%              75%             25%
                      Over 7% - 10%              50%             50%
                      Over 10% - 15%             25%             75%
                         Over 15%                 0%            100%


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      13.2.2.1    THE EXPERIENCE REBATE FOR THE HMO SHALL BE CALCULATED BY
                  APPLYING THE EXPERIENCE REBATE FORMULA IN ARTICLE 13.2.1 TO THE SUM OF THE NET INCOME BEFORE TAXES (FINANCIAL STATISTICAL REPORT, PART 1, LINE 7) FOR ALL STAR MEDICAID SERVICE AREAS CONTRACTED BETWEEN THE STATE AND HMO.

      13.2.5 There will be two settlements for payment(s) of the experience rebate FOR FY 2000-2001 AND TWO SETTLEMENTS FOR PAYMENT(S) FOR THE EXPERIENCE REBATE FOR FY 2002. The first settlement FOR THE SPECIFIED TIME PERIOD shall equal 100 percent of the experience rebate as derived from Line 7 of Part 1 (Net Income Before Taxes) of the first final Managed Care Financial Statistical (MCFS) Report and shall be paid on the same day the first final MCFS Report is submitted to TDHS FOR THE SPECIFIED TIME PERIOD. The second settlement shall be an adjustment to the first settlement and shall be paid to TDHS on the same day that the second final MCFS Report is submitted to TDHS FOR THAT SPECIFIED TIME PERIOD if the adjustment is a payment from HMO to TDHS. IF THE ADJUSTMENT IS A PAYMENT FROM TDHS TO HMO, TDHS SHALL PAY SUCH ADJUSTMENT TO HMO WITHIN THIRTY (30) DAYS OF RECEIPT OF THE SECOND FINAL MCFS REPORT. TDHS or its agent may audit or review the MCFS report. If TDHS determines that corrections to the MCFS reports are required, based on a TDHS audit/review of other documentation acceptable to TDHS, to determine an adjustment to the amount of the second settlement, then final adjustment shall be made within two years from the date that HMO submits the second final MCFS report. HMO must pay the first and second settlements on the due dates for the first and second final MCFS reports respectively as identified in Article 12.1.4. TDHS may adjust the experience rebate if TDHS determines HMO has paid affiliates amounts for goods or services that are higher than the fair market value of the goods and services in the service area. Fair market value may be based on the amount HMO pays a non-affiliate(s) or the amount another HMO pays for the same or similar service in the service area. TDHS has final authority in auditing and determining the amount of the experience rebate.

      15.6        ASSIGNMENT

      15.6 This contract was awarded to HMO based on HMO's qualifications to perform personal and professional services. HMO cannot assign this contract without the written consent of TDHS. This provision does not prevent HMO from subcontracting duties and responsibilities to qualified subcontractors. If TDHS consents to an assignment of this contract, a transition period of 90 days will run from the date the assignment is approved by TDHS so that Members' services are not interrupted and, if necessary, the notice provided for in Article 15.7 can be


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                  sent to Members. The assigning HMO must also submit a
                  transition plan, as set out in Article 18.2.1, subject to TDHS's approval.

      16.3        DEFAULT BY HMO

      16.3.15 FAILURE OF HMO TO PERFORM A MATERIAL DUTY OR RESPONSIBILITY AS SET OUT IN THIS CONTRACT IS A DEFAULT UNDER THIS CONTRACT IS A DEFAULT UNDER THIS CONTRACT AND TDHS MAY IMPOSE ONE OR MORE OF THE REMEDIES CONTAINED WITHIN ITS PROVISIONS AND ALL OTHER REMEDIES AVAILABLE TO TDHS BY LAW OR IN EQUITY.

      16.3.15.1   REMEDIES TO PERFORM A MATERIAL DUTY OR RESPONSIBILITY

                  ALL OF THE LISTED REMEDIES ARE IN ADDITION TO ALL OTHER REMEDIES AVAILABLE TO TDHS BY LAW OR IN EQUITY, ARE JOINT AND SEVERAL, AND MAY BE EXERCISED CONCURRENTLY OR CONSECUTIVELY. EXERCISE OF ANY REMEDY IN WHOLE OR IN PART DOES NOT LIMIT TDHS IN EXERCISING ALL OR PART OF ANY REMAINING REMEDIES.

                  FOR HMO'S FAILURE TO PERFORM AN ADMINISTRATIVE FUNCTION UNDER THIS CONTRACT, TDHS MAY:

                  - TERMINATE THE CONTRACT IF THE APPLICABLE CONDITIONS SET OUT
                    IN ARTICLE 18.1.1 ARE MET;

                  - SUSPEND NEW ENROLLMENT AS SET OUT IN ARTICLE 18.3;

                  - ASSESS LIQUIDATED MONEY DAMAGES AS SET OUT IN ARTICLE 18.4;
                    AND/OR

                  - REQUIRE FORFEITURE OF ALL OR PART OF THE TDI PERFORMANCE
                    BOND AS SET OUT IN ARTICLE 18.9.

      18.1        TERMINATION BY HMO

      18.1.6 HMO may terminate this contract if TDHS fails to pay HMO as required under Article XIII of this contract or otherwise materially defaults in its duties and responsibilities under this contract, or by giving notice no later than 30 days after receiving the capitation rates for the second OR THIRD contract yearS. Retaining premium, recoupment, sanctions, or penalties that are allowed under this contract or that result from HMO's failure to perform or HMO's default under the terms of this contract is not cause for termination.

      18.2.1.1    DUTIES OF CONTRACTING PARTIES UPON TERMINATION

      18.2.2 If the contract is terminated by TDHS for any reason other than federal or state funds for the Medicaid program no longer being available or if HMO terminates the contract based on lower capitation rates for the second OR THIRD contract yearS as set out in Article 13.1.2.1:

      18.2.3 If the contract is terminated by HMO for any reason other than based on lower capitation rates for the second OR THIRD contract years as set out in Article


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                  13.1.2.1:


      Article XIX TERM

      19.1 The effective date of this contract is September 1, 1999. This contract will terminate on August 31, 2002, unless terminated earlier as provided for elsewhere in the contract.


AGREED AND SIGNED by an authorized representative of the parties on ________________2001.

TEXAS DEPARTMENT OF                             AMERICAID TEXAS, INC.
HUMAN SERVICES


BY:_____________________________                BY:_____________________________

        JERRY W. FRIEDMAN                                JAMES DONOVAN JR.
   EXECUTIVE DEPUTY COMMISSIONER                         PRESIDENT AND CEO


DATE SIGNED:____________________                DATE SIGNED:____________________


APPROVED AS TO FORM:



____________________________
Office of General Counsel






                                                    Contract Extension Amendment
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